Exhibit 99.2

                    First Alliance Mortgage Loan Trust 1998-3
             Mortgage Loan Asset Backed Certificates, Series 1998-3

                       [$100,000,000] Class A Certificates

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[$30,000,000] Class A-1 Fixed Rate Group Certificates - [TBD]%
                       (non-SMMEA-eligible)

[$22,000,000] Class A-2 Fixed Rate Group Certificates - [TBD]%
                       (non-SMMEA-eligible)

[$18,000,000] Class A-3 Fixed Rate Group Certificates - [TBD]%
                       (non-SMMEA-eligible)

[$30,000,000] Class A-4 Floating Rate Group Certificates - 1M LIBOR + [TBD] bps.
                       (non-SMMEA-eligible)

The attached Marketing Memorandum (the "Marketing Memorandum") is privileged and confidential and is intended for use by the addressee only. This Marketing Memorandum is furnished to you solely by First Union Capital Markets (the "Underwriter") and not by the issuer of the securities identified above (the "Offered Securities") or any other party. The Marketing Memorandum is based upon information made available to the Underwriter. Neither the Underwriter, the issuer of the Offered Securities, nor any other party makes any representation to the accuracy or completeness of the information therein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purpose of evaluating such information.

No assurance can be given as to the accuracy, appropriateness or completeness of the Marketing Memorandum in any particular context; or as to whether the Marketing Memorandum reflects future performance. This Marketing Memorandum should not be construed as either a prediction or as legal, tax, and financial or accounting advice.

Any yields or weighted average lives shown in the Marketing Memorandum are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. The principal amount and designation of any security described in the term sheet are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Securities has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of the Offered Securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Securities for definitive terms of the Offered Securities and the collateral.

Please be advised that Offered Securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

First Union Capital Markets
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THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION
OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. INFORMATION CONTAINED HEREIN IS CONFIDENTIAL AND PROVIDED FOR INFORMATION ONLY, DOES NOT PURPORT TO BE COMPLETE AND SHOULD NOT BE RELIED UPON IN CONNECTION WITH ANY DECISION TO PURCHASE THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND ACCOMPANYING PROSPECTUS SUPPLEMENT. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS.